Exhibit 32.2

Certification of Chief Financial Officer
Pursuant to 18 U.S.C. 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Time Warner Telecom Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2003 filed with the Securities Exchange Commission (the “Report”), I, David Rayner, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               (1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m or 78o(d)); and

               (2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID J. RAYNER

Name:	David Rayner

Date: August 13, 2003

A signed original of this written statement required by Section 906 has been provided to Time Warner Telecom Inc. and will be retained by Time Warner Telecom Inc. and furnished to the Securities and Exchange Commission or its staff upon request.